Consent of Independent Certified Public Accountant

I consent to the use in this Registration Statement on Form SB-2 of my report dated August 20, 2001, relating to the financial statements of SZM Distributors, Inc., SEC File No. 333-68776, and to the reference to my firm under the caption "Experts" in the Prospectus.

                                         /s/ Quintanilla

                                         A Professional Accountancy Corporation
                                         Laguna Niguel, California

                                         October 4, 2001